As of December 31, 2005 Exhibit 99.1

• Multi-bank holding company with significant operating autonomy at the individual banks
• Banking assets of $6.5 billion at December 31, 2005
• Listed on the NYSE (CHZ), market capitalization as of December 31, 2005 was $1.3 billion
• 121 full service banking offices and 152 ATM locations in VT, NH, MA, ME
• Commercial loans represent over 70% of the total loan portfolio and core deposits comprise over 95% of total funding
• Strong wealth management operation with assets under administration of
$9.1 billion and assets under management of $2.0 billion
• Excellent credit quality with year-to-date net charge-offs at .05% and an allowance for credit losses to loans of 1.38%
Who We Are

Recognized competency in an attractive business mix
Deep relationships with worthwhile customers
Conservative underwriting standards and disciplined lending
Efficient generator of low cost stable deposits
Proven leadership focus to achieve superior financial results
Well-established and tangible shareholder orientation
A Tradition of Success

CANADA
UNITED STATES
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
Manchester
Lowell
Boston
MASSACHUSETTS
Worcester
Springfield
CONNECTICUT
RHODE ISLAND
Providence
Atlantic Ocean

Our Target Markets
12/31/05%
Assets (in millions)
Chittenden Bank $3,229 50%
Ocean National Bank $1,646 25%
Bank of Western Mass $694 11%
Flagship Bank $539 8%
Maine Bank & Trust $357 6%
Total $6,465 100%
VT 43%
NH 22%
MA 26%
ME 9%
VT 53%
NH 19%
MA 19%
ME 9%
12/31/05
Loans by State
Deposits by State
12/31/05

CUSTOMERS
CUSTOMERS
Chittenden
Bank
Ocean
National Bank
Bank of Western
Massachusetts
Flagship Bank
& Trust
Maine Bank &
Trust
CHITTENDEN SERVICES CHITTENDEN SERVICES
GROUP GROUP
CORPORATE CORPORATE
Corporate Structure

Vermont Market
• Population over 620,000
• Greater Burlington population 150,000
• 13% population growth in Chittenden County since 1990
• Greater Burlington median household income of $48,000
• Greater Burlington median age = 34
• Homeownership rate of over 70% exceeds national average
• Median housing value increased by 24% from 2000-2003
• Nearly 9,000 new business startups in 2004
• 23% new job growth 1990-2000 (Greater Burlington area)
• 30,000 businesses and 70,000 households
• Small Business Culture - 50% of jobs are from companies
with less than 100 employees
• Over 20 colleges and universities in Vermont
• Creative economy—”Burlington is #1 metro area under 250,000”
Our Target Markets

Greater Springfield Market     Greater Worcester Market
• Population nearly 850,000 in Pioneer Valley and
North Central, CT
• Median household income of $41,000
• Median age = 36
• Above national/regional employment averages in
education, insurance, health services,
manufacturing
• 1993 - 2000 Pioneer Valley job growth over 15%
• 23,000 businesses and 90,000 households
• Telecommunications crossroads for New England
• Hartford/Springfield “the knowledge corridor”—26
colleges and universities
• 3rd largest city in New England
• Population of 777,000 in Worcester Co.
• 6 million people within a 50 mile radius
• Median household income of $48,000
• Median age = 36
• 32,000 new jobs created in Worcester area
between 1991 - 2003
• Over 18% job growth in region (1993 - 2000)
• Value of Worcester’s total assessed property value up
nearly 15% in FY2003
• Over 25,000 businesses and 110,000 households
• 16 colleges in Worcester Co.
• Known as “The Center of Excellence in Biotechnology”
• Advanced manufacturing--$76 billion, Worcester Co.
Our Target Markets

Southern NH/Seacoast Market
• Total regional population over 1 million
• 17% population growth 1990 - 2003
• Median household income of $50,000
• Median age = 37
• Large pool of professionals, 42% of Portsmouth
residents hold a bachelor’s degree or >
• 75% of NH businesses employ <10 people
• Over 50% of all employees are with firms <250
people
• Over 5,000 new business startups in NH annually
(1998-2002)
• New Hampshire gross domestic product up 5.6% in
2003, 16
th
fastest growth in the United States
• Over 40,000 businesses and 150,000 households
• NH business friendly—no sales tax, inventory tax, use
tax, income tax, or capital gains tax
Greater Portland Market
• Combined population of Cumberland and York Co.
nearly 470,000
• 15% population growth 1990 - 2003
• Median household income of $44,000
• Median age = 35
• Median housing value up 36% for 2000-2003
• 30% of population with bachelor’s degree or higher
• 25% increase in residential building permits from
2000-2003
• 20% of Maine workforce in businesses with
4 or < employees
• Over 20,000 businesses and nearly 60,000
households
• 3.6 million tourist visits annually to Portland area
• Named #1 market in small business vitality
(American City Business Journal, 2005)
Our Target Markets

Our Target Customers
Commercial Banking
Businesses with Revenues of
$1 to $100 Million; Loan Needs up to $20
Million; Multiple Product and Service Needs
Community Banking
Individuals and Families who are Financially
Sophisticated with Multiple Product and Service
Needs and Household Incomes building
to > $50,000
Wealth Management
Businesses and Individuals with Investment
Management, Brokerage, Trust and/or Private
and Professional Banking Needs

10 Commercial & Community Banking * * * * * * * * *

A Diversified Loan Portfolio
12/31/01
12/31/05
Consumer
12%
Municipal
3%
Multi Family
2%
Commercial RE
32%
Home Equity
6%
Residential
22%
Construction
3%
C&I
20%
Total loans as of December 31, 2001 and December 31, 2005 were $2.8 billion and $4.5 billion respectively
Consumer
6%
Municipal
4%
Multi Family
4%
Commercial RE
40%
Home Equity
7%
Residential
16%
Construction
4%
C&I
19%
Growth in C & I and Commercial Real Estate
14%
25%
14%
10%
18%
0%
10%
20%
30%
2001 2002 2003 2004 2005
60%
65%
67%
71%
70%
29%
30%
33%
35%
40%
0%
20%
40%
60%
80%
2001 2002 2003 2004 2005
Commercial Consumer

Commercial Loan Diversification by Industry
1. This chart encompasses the total commercial loan portfolio at December 31, 2005, which includes
C&I, municipal, commercial RE, construction, and multi family loans.
2. Industry classifications are based on NAICS sector codes
Admin/Support & Waste Mgmt &
Remediation Svcs
0.99%
Arts, Entertainment
& Rec
2.51%
Construction
5.87%
Agriculture, Forestry,
Fishing & Hunting
1.03%
Other
0.67%
Wholesale Trade
4.93%
Accomodation &
Food Srvc
11.34%
Other Srvc
(except Public Admin)
3.15%
Transportation &
Warehousing
1.69%
Real Estate,
Rental & Leasing
31.95%
Utilities
0.03%
Health Care
& Soc Assist
4.95%
Finance & Insurance
1.63%
Manufacturing
9.67%
Educational
Srvc
4.35%
Professional, Scientific,
& Tech Srvc
2.54%
Mgmt of Companies
& Enterprises
0.34%
Retail Trade
8.17%
Information
1.40%
Mining
0.58%
Public Admin
2.23%

Cash Secured
0.41%
Warehouse
4.43%
Restaurant/Bar
0.98%
Other Business
Assets
2.30%
Development
0.78%
Elderly Housing
0.38%
Other
3.93%
Office
26.44%
Mobile Home Park
0.73%
Mixed
13.50%
Industrial
7.41%
Apartments
21.93%
Educational
0.08%
Recreational
0.46%
Land
1.51%
Mercantile
1.28%
Manufacturing
1.81%
Hotel/Motel
0.32%
Auto Sales/Svc Station
1.41%
Shopping Ctr/Stores
9.91%
Real Estate, Rental and Leasing
1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12
2. Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth
12/31/01 12/31/05
Total Deposits as of December 31, 2001 and December 31, 2005 were $3.7 billion and $5.5 billion respectively
CDs < $100,000
17%
CDs > $100,000
5%
CMA/MMA
37%
Demand Deposits
17%
NOW
13%
Savings
10%
Borrowings
1%
CDs < $100,000
14%
CDs > $100,000
11%
CMA/MMA
30%
Demand Deposits
17%
NOW
15%
Savings
9%
Borrowings
4%
57%
43%
53%
47%
56%
44%
57%
43%
53%
47%
0%
15%
30%
45%
60%
75%
2001 2002 2003 2004 2005
Consumer Commercial
30%
29%
35%
34%
32%
0%
10%
20%
30%
40%
2001 2002 2003 2004 2005
Transaction Deposits % of Total Funding

CHITTENDEN CORPORATION

Maine
Vermont
New Hampshire
Massachusetts

Business Services
Cash Management (10%)
• High level of service to business clients
• Seasoned delivery team with national
level expertise
• Full menu of products
Merchant Services
ACH
Lock box
Sweep accounts
Payroll Services (3%)
• Over 1,300 customers
• Full menu of products
• Annualized three year growth rate of 18%
Business Credit Cards  (2%)
• Only available to commercial customers
• Credit review performed as part of  the
normal commercial lending process
• Outstanding loans were $10.5 million and
interchange fee income was $1.3 million for
2005
Retirement Plan Services (1%)
• Primary focus is on defined benefit and
contribution plans
• Over 465 customers advised
• Total retirement plan assets of $1.1 billion
• Full array of services
Design
Administration/recordkeeping
Custodial/trustee
Investment management
Insurance (9%)
• Specializes in commercial property and
casualty insurance
• Gross premiums for 2005 were $67 million
* Numbers in ( ) are a percentage of total noninterest income

Captive Insurance
• The captive insurance market has grown 15% annually over the last 3 years
• Vermont is the U.S. domicile of choice for captive insurance companies
– 65% of the active captive insurers bank with Chittenden*
• Vermont has more captive insurance companies than all other states combined
• Over $234 million in bank deposits and $885 million in Institutional Trust
Assets under administration
• Over $63 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank
*Some Chittenden customers have more than one captive
527
597
674
717
754
0
200
400
600
800
2001 2002 2003 2004 2005
Captives in Vermont

Government Banking
• Leader in government banking for Vermont
• Expanding our presence within the Massachusetts and New Hampshire franchises
• Customers use a wide array of transaction, loan and deposit products
• Over $160 million in municipal loans and $543 million in deposits and repos
Deposits & Repurchase Agreements
VT
63%
MA
15%
NH
22%
Loans
VT
79%
MA
17%
NH
4%

Mortgage Banking
• Originations for 2004 and 2005 were $693 million and $611 million, of which $491 million and $427 million, respectively, were sold in the secondary markets
• Underlying coupons in the mortgage servicing portfolio continue to decline
• Mortgage servicing portfolio of $2.1 billion at December 31, 2005 with a conservative valuation of $13.7 million or 66 basis points*
• Continued expansion through our affiliate banks into other states:
2001 2003 2004 2005
Under 5% 0% 10% 11% 10%
5%<6% 2% 42% 52% 55%
6%<7% 38% 32% 30% 30%
7%<8% 50% 12% 6% 4%
Over 8% 10% 4% 1% 1%
*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at December 31, 2005 was $21.5 million, or 105 basis points
Originations by Bank
FBT
4%
ONB
17%
Chittenden
64%
BWM
9%
MBT
6%

19 Wealth Management * * * * * * * * *

• Assets under administration
– Assets under discretionary management $2.0 billion
– Personal Trust/Custody 2.2 billion
– Retail Investments .2 billion
– Bond Administration Services 2.7 billion
– Captive Insurance .9 billion
– Retirement Plan Services 1.1 billion
Total $9.1 billion
Wealth Management

Asset Management Services
• Services include asset management and
personal trust
• Over $2.0 billion in assets under
management
• Over $2.2 billion in assets under
administration
• Average relationship size of $1.2 million
• Average managed account fee of 65 bps
• Operating margin of approximately 40%
As of 12/31/05
Assets Under Management
55%
35%
10%
0%
20%
40%
60%
Equity Bonds Cash

Wealth Management
Retail Investments – Broker/Dealer
• Over $190 million in assets under
administration
• 2005 Revenue:
– 5% Annuity
– 80% Brokerage
– 15% Other
• Serving over 7,300 customers in four states
Bond Administration Services
• Operates throughout New England
• Over $2.7 billion in assets under
administration
• Total revenue for 2005 was $2.9 million
Revenue by State
VT
70%
MA
20%
NH/ME
10%
Bond Administration Services
2%
53%
30%
15%
0% 20% 40% 60% 80%
VT
MA
NH
ME

23 Financial Performance * * * * * * * * *

Consistent Superior Financial Performance
Strong net interest margin
Low cost stable sources of funding and excellent liquidity position
Strong fee based revenues in targeted businesses
Conservative reserves and excellent credit quality
Strong capital base
*SNL Securities $5-$10 Billion index; data for 12/31/05 not yet available
Net Interest Margin
4.53%
4.12%
4.21%
4.31%
4.08%
4.20%
3.82%
3.89%
4.74%
3.00%
4.00%
5.00%
2001 2002 2003 2004 2005
CHZ SNL*

Average Cost of Funds Average Cost of Deposits
*SNL Securities $5-$10 Billion index; data for 12/31/05 not yet available
1.4%
0.8%
1.0%
1.6%
2.8%
1.4%
1.7%
2.3%
3.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2001 2002 2003 2004 2005
CHZ SNL*
Average Yield on Securities
Average Yield on Loans
7.7%
6.5%
5.5%
8.0%
6.9%
6.0%
5.7%
6.1%
5.4%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2001 2002 2003 2004 2005
CHZ SNL*
1.2%
0.7%
0.9%
1.5%
2.7%
1.1%
1.3%
2.0%
3.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2001 2002 2003 2004 2005
CHZ SNL*
6.0%
5.2%
6.4%
5.6%
4.4%
4.3%
4.2%
4.3%
4.1%
3.0%
5.0%
7.0%
9.0%
2001 2002 2003 2004 2005
CHZ SNL*

Noninterest Income
Business
Services
18%
Mortgage
Banking
23%
Deposit
Services
22%
Other
9%
Wealth
Management
28%
Business
Services
25%
Mortgage
Banking
16%
Deposit
Services
25%
Other
6%
Wealth
Management
28%
12/31/05
*SNL Securities $5-$10 Billion index; data for 12/31/05 not yet available
12/31/01
Noninterest Income/Operating Revenue
27.20%
25.25%
22.26%
24.56%
30.79%
26.66%
29.98%
31.75%
26.66%
15.00%
25.00%
35.00%
2001 2002 2003 2004 2005
CHZ SNL*

Noninterest Expense
12/31/01
12/31/05
*SNL Securities $5-$10 Billion index; data for 12/31/05 not yet available
Benefits
12%
Occupancy
14%
DP Exp
2%
Other
23%
Compensation
49%
Benefits
10%
Occupancy
13%
DP Exp
8%
Other
24%
Compensation
45%
Efficiency Ratio
56.13%
58.56%
54.59%
56.91%
56.00%
60.48%
57.38%
58.96%
58.87%
52%
54%
56%
58%
60%
62%
2001 2002 2003 2004 2005
CHZ SNL*

Financial Summary
2001 2002 2003 2004 2005
Per Common Share
Earnings Diluted Earnings $1.44 $1.57 $1.66 $1.61 $1.77
Cash Earnings* $1.49 $1.59 $1.70 $1.65 $1.81
Dividends $0.61 $0.63 $0.64 $0.70 $0.72
Book Value $9.25 $10.49 $12.66 $13.38 $14.15
Tangible Book Value $8.42 $8.87 $7.44 $8.28 $9.16
Ratios Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45% 40.12%
Return on Average Equity 16.55% 16.12% 13.90% 12.70% 13.11%
Return on Average Tangible Equity* 18.54% 19.27% 22.92% 21.43% 20.99%
Return on Average Assets 1.51% 1.40% 1.29% 1.27% 1.34%
Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36% 1.42%
Net Interest Margin 4.74% 4.53% 4.12% 4.21% 4.31%
Efficiency Ratio 56.13% 58.56% 60.48% 57.38% 56.00%
Credit NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49% 0.36%
Credit Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45% 1.38%
Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07% 0.05%
Capital Tangible 8.19% 7.29% 6.02% 6.58% 6.88%
Leverage 7.99% 9.28% 7.79% 8.42% 9.09%
Tier 1 10.32% 12.25% 10.07% 10.44% 11.05%
Risk-Based 11.57% 13.50% 11.32% 11.64% 12.23%
* see Appendix

29 Risk Management * * * * * * * * *

Credit Quality
Net Charge-offs to Average Loans
NPAs to Loans & OREO
0.46%
0.49%
0.71%
0.75%
0.65%
0.49%
0.39%
0.36%
0.60%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
2001 2002 2003 2004 2005
CHZ SNL*
Credit Reserves/Loans
*SNL Securities $5-$10 Billion index; data for 12/31/05 not yet available
0.24%
0.28%
0.33%
0.27%
0.07%
0.16%
0.05%
0.35%
0.20%
0.00%
0.15%
0.30%
0.45%
2001 2002 2003 2004 2005
CHZ SNL*
1.59%
1.62%
1.35%
1.41%
1.44%
1.45%
1.54%
1.38%
1.29%
1.00%
1.20%
1.40%
1.60%
1.80%
2001 2002 2003 2004 2005
CHZ SNL*

Granularity of Non-Accrual Loans
As of 12/31/2005
Size of Total
Relationship
Book
Balance %
>$1.0 MM $5,701 36%
$500 M to $1 MM 1,560 10%
$100 M to $500 M 5,800 37%
<$100 M 2,758 17%
Total $15,819 100%

Interest Rate Risk
• Net Interest Income Sensitivity (Shocked)*
+200 bps +1.99%
+100 bps +1.04%
-100 bps –0.74%
-200 bps –5.04%
• Static Gap
6 month  -5.37% 12 month 0.07%
• Net Income Sensitivity (Shocked)*
+200 bps +3.31%
+100 bps +1.79%
-100 bps -1.48%
-200 bps -9.14%
• Naturally Hedged
• Net Interest Income Sensitivity (Ramped)*
+50 bps +0.62%
+25 bps +0.30%
-25 bps –0.43%
-50 bps –1.90%
• Net Income Sensitivity (Ramped)*
+50 bps +1.10%
+25 bps +0.54%
-25 bps -0.76%
-50 bps -3.52%
*12 month forward estimates as of 9/30/05

33 In Summary * * * * * * * * *

A Compelling Story
• Strong market share and a proven acquisition acumen
• Low risk balance sheet with a prudent growth strategy
• Diversified banking services with a solid balance of revenues
• Low exposure to volatile sectors with a fortress balance sheet
Annual Equivalent
Total Shareholder Return
Annual Equivalent
10.48%
0.54%
2.00%
0%
5%
10%
15%
CHZ S&P 500 Dow Jones Ind
Avg
5-Year Period
11.09%
9.06%
9.79%
0%
10%
20%
30%
CHZ S&P 500 Dow Jones Ind
Avg
10-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com
This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-
looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

36 Appendix * * * * * * * * *

Reconciliation of non-GAAP measurements to GAAP
Tangible Ratios YTD YTD
YTD
YTD YTD
Dec-01 Dec-02 Dec-03 Dec-04 Dec-05
Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $83,391
Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,799
Tangible Net Income (A) 60,426 64,476 76,585 77,127 85,190
Average Equity (GAAP) 353,529 394,740 538,217 591,693 636,254
Average Identified Intangibles 0 9,108 22,493 21,741 19,056
Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (4,785)
Average Goodwill 28,147 53,293 187,369 216,519 216,127
Average Tangible Equity (B) 325,976 334,619 334,118 359,825 405,856
Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43% 20.99%
Average Assets (GAAP) $3,871,017 $4,551,879 $5,777,538 $5,895,720 $6,216,492
Average Identified Intangibles 0 9,108 22,493 21,741 19,056
Average Deferred Tax on Identified Intangibles
(594) (2,280) (5,763) (6,392)
(4,785)
Average Goodwill 28,147 53,293 187,369 216,519 216,127
Average Tangible Assets (C) 3,843,464 4,491,758 5,573,439 5,663,852 5,986,094
Return on Average Tangible Assets (A) / (C)
1.57% 1.44% 1.37% 1.36% 1.42%
Cash Earnings YTD YTD YTD YTD YTD
Dec-01 Dec-02 Dec-03 Dec-04 Dec-05
Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $83,391
Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,799
Tangible Net Income (A)
60,426 64,476 76,585 77,127
85,190
Net Income (Operating) (A)
$60,426 $64,476 $76,585 $77,127 $85,190
Average Common and Common Equivalents (B)
40,684 40,619 45,150 46,731 47,051
Cash Earnings (A) / (B) $1.49 $1.59 $1.70 $1.65 $1.81